Supplement dated May 5, 2000
                                     to the
                        Prospectus dated October 28, 1999


Addition to Portfolio Management Team: Barrett Associates has added a new member to its portfolio management team. The following paragraph is added to the Investment Advisor and Portfolio Management Team section on pages 3 and 4.

      Janis M. Inscho, C.F.A
      Managing Director
      Janis M. Inscho is a graduate of Emory University and received her MBA from Georgia State University. Prior to joining Barrett Associates, Ms. Inscho was Director and Chief Investment Officer of the Private Client Group of Lazard Asset Management, a division of Lazard Freres & Co. At Lazard she managed over 100 client relationships representing approximately $1.2 billion in assets. Previously, Ms. Inscho was a Senior Vice President at Warburg, Pincus Counselors. Ms. Inscho is a portfolio manager and a member of the Barrett Associates research team, focusing primarily in the healthcare sector.

Extension of Expense Limitation: To ensure that the Fund's operating expenses continue to be maintained at a competitive rate, the Fund's advisor, Barrett Associates, has extended its contractual agreement to limit the Fund's Total Annual Operating Expenses to no more than 1.25% of average daily net assets for an additional year, through October 31, 2001. Footnote 2 to the Annual Fund Operating Expenses table on page 2 is hereby amended to reflect the new date.

Change in Investment Policy: The Board of Trustees have increased the percentage of the Fund's net assets that may be invested in foreign securities from 10% to 25%. The change is not intended to reflect a shift in the Fund's investment strategy but, rather, is designed to provide flexibility to pursue attractive investment opportunities in increasingly global markets. The prospectus disclosure on page 6 is revised accordingly.